                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                CNB Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 April 15, 2005

Dear Shareholder:

You are cordially invited to attend the annual meeting of CNB Corporation to be held at the Knights of Columbus Hall, 9840 N. Straits Highway (near the intersection of highways U.S. 27 and M-33), Cheboygan, Michigan, at 5:30 p.m. on Tuesday, May 17, 2005. The Notice of Annual Meeting and Proxy Statement follow this letter and the Corporation's 2004 Annual Report is enclosed.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, we urge you to sign, date and return your Proxy as soon as possible in the enclosed postage-paid envelope.

Dinner will be served following the meeting and we hope you will be able to join us. If you intend to join us for dinner, please complete and return the enclosed reservation card with your Proxy.

Your continued support of, and interest in, CNB Corporation are sincerely appreciated and we encourage you to recommend the Corporation's services to your friends and neighbors.

We look forward to seeing you at the meeting.

                                          Respectfully,

                                          James C. Conboy, Jr.
                                          President and Chief Executive Officer

enclosures

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 17, 2005

TO THE SHAREHOLDERS:

      The Annual Meeting of Shareholders of CNB Corporation, a Michigan corporation, will be held on Tuesday, May 17, 2005, at 5:30 p.m., at the Knights of Columbus Hall, 9840 N. Straits Highway, Cheboygan, Michigan, for the following purposes:

      1. To elect nine directors, each to hold office for a one year term and until his or her successor is elected and qualified.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed March 18, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By order of the Board of Directors,

                                          John P. Ward
                                          Secretary

Dated: April 15, 2005

      YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY FORM, INDICATE YOUR CHOICE WITH RESPECT TO THE MATTERS TO BE VOTED UPON, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. NOTE THAT IF THE STOCK IS HELD IN MORE THAN ONE NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                                 CNB CORPORATION
                              303 North Main Street
                            Cheboygan, Michigan 49721

                                 PROXY STATEMENT
                       2005 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2005

      This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the "Corporation"), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the "Bank"), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 17, 2005, at 5:30 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan (the "Annual Meeting"), or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.

                              VOTING AT THE MEETING

      This Proxy Statement and the enclosed Proxy are expected to be mailed on or about April 15, 2005, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 18, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

      The Corporation's only class of outstanding stock is its common stock, par value $2.50 per share. As of the record date of March 18, 2005, 1,237,794 shares of common stock of the Corporation were outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Corporation.

      If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.

      A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

      The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.

      Nine persons have been nominated for election to the Board, each to serve one year expiring at the 2006 Annual Meeting of Shareholders. The Board has nominated Steven J. Baker, D.V.M., Robert E. Churchill, James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Vincent J. Hillesheim, John L. Ormsbee, Francis J. VanAntwerp, Jr. and John P. Ward. All of the nominees are incumbent directors elected by the Corporation's shareholders at the prior annual meeting of shareholders.

      Unless otherwise directed by a shareholder's Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

      A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

                       INFORMATION ABOUT DIRECTOR NOMINEES

      The information set forth below relating to each nominee's age and principal occupation or employment for the past five years has been provided as of March 1, 2005 by the respective nominee.

Steven J. Baker, D.V.M. (age 53)
Dr. Baker practices veterinary medicine with the Indian River Veterinary Clinic. He has served as a director of the Bank since 1999 and a director of the Corporation since 2000.

Robert E. Churchill (age 64)
Mr. Churchill is the Chairman of the Board of the Corporation and Chairman of the Board of the Bank. He served as Chairman of the Board and Chief Executive Officer of the Corporation from 2000 until his retirement in 2004, and as President and Chief Executive Officer of the Corporation from 1988 to 2000. Mr. Churchill served as Chairman of the Board and Chief Executive Officer of the Bank from 1998 until his retirement in 2004 and as President and Chief Executive Officer of the Bank from 1988 to 1998. He has served as a director of the Bank since 1983 and as a director of the Corporation since 1985, the year of its formation.

James C. Conboy, Jr. (age 57)
Mr. Conboy is the President and Chief Executive Officer of the Corporation and President and Chief Executive Officer of the Bank. He served as President and Chief Operating Officer of the Corporation from 2000 to 2004 and Executive Vice President of the Corporation from 1998 to 2000. Mr. Conboy served as President and Chief Operating Officer of the Bank from 1998 to 2004. He has served as a director of the Bank since 1983 and as a director of the Corporation since 1985, the year of its formation.

Kathleen M. Darrow (age 63)
Ms. Darrow is the President/Co-owner of Darrow Bros. Excavating, Inc. She has served as a director of the Corporation and the Bank since 1996.

Thomas J. Ellenberger (age 54)
Mr. Ellenberger is part owner, Vice President and Secretary of Albert Ellenberger Lumber Co. (retail lumber sales). He has served as a director of the Bank since 1995 and as a director of the Corporation since 1996.

Vincent J. Hillesheim (age 54)
Mr. Hillesheim is President of Anchor In Marina of Northern Michigan, Inc. and Co-Manager of Crusoe Enterprises, LLC (commercial real estate leasing). He has served as a director of the Corporation and the Bank since 1994.

John L. Ormsbee (age 66)
Mr. Ormsbee is the sole proprietor of Jack's Sales (auctioneering services). He has served as a director of the Bank since 1980 and as a director of the Corporation since 1985, the year of its formation.

Francis J. VanAntwerp, Jr. (age 60)
Mr. VanAntwerp is Vice President of Durocher Marine Division - Kokosing Construction Company, Inc. and former President/Owner of Durocher Dock and Dredge (marine construction). He has served as a director of the Corporation and the Bank since 1990.

John P. Ward (age 68)
Mr. Ward has served as Secretary of the Corporation since its formation in 1985. He served as Senior Vice President of the Corporation from 1993 until his retirement in 1998 and as Senior Vice President and Cashier of the Bank from 1984 until his retirement in 1998. He has served as a director of the Corporation and the Bank since 1994.

                            OWNERSHIP OF COMMON STOCK

      The following table sets forth certain information as of March 18, 2005, with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)

                        SOLE VOTING      SHARED VOTING     TOTAL
NAME AND ADDRESS OF   AND DISPOSITIVE   OR DISPOSITIVE   BENEFICIAL   PERCENT OF
  BENEFICIAL OWNER         POWER           POWER(2)      OWNERSHIP       CLASS
Dessie M. Ormsbee
P.O. Box 5157
Cheboygan, MI 49721        37,279           37,279         74,558        6.02%

(1)The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

      The following table sets forth certain information as of March 18, 2005, as to the common stock of the Corporation owned beneficially by each director and nominee for director, each named executive officer, and by all directors and executive officers of the Corporation as a group.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)

                               SOLE VOTING         SHARED VOTING       TOTAL     PERCENT
         NAME OF                 AND/OR               AND/OR         BENEFICIAL     OF
    BENEFICIAL OWNER        DISPOSITIVE POWER  DISPOSITIVE POWER(2)  OWNERSHIP    CLASS
Steven J. Baker                                        1,716           1,716          *

Robert E. Churchill                                   18,806          18,806       1.52%

James C. Conboy, Jr.                                   8,906          14,838(3)    1.20%

Kathleen M. Darrow                2,470                                2,470          *

Thomas J. Ellenberger             3,379               10,096          13,475       1.09%

Vincent J. Hillesheim            22,829                1,136          23,965       1.94%

John L. Ormsbee                  14,681               14,681          29,362       2.37%

Francis J. VanAntwerp, Jr.          736                7,217           7,953          *

John P. Ward                                           3,919           3,919          *

All directors and officers
as a group (13 persons)          45,198               68,853         130,483(4)   10.54%

*Less than 1%.

(1)The number of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within 60 days.

(2)These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

(3)Includes 5,932 shares that may be required within 60 days by Mr. Conboy through the exercise of stock options.

(4)Includes 16,432 shares that may be acquired within 60 days by executive officers of the Corporation through the exercise of stock options.

                                PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation Common Stock (based on the last reported sales price of the respective year) with the cumulative total return of the Nasdaq Stock Market Index (United States stock only) and the Nasdaq Bank Stock Index. The following information is based on an investment of $100 on December 31, 1999, with dividends reinvested quarterly.

                                    DECEMBER 31,
                     1999   2000   2001   2002  2003    2004
CNB Corporation      $ 100  $ 118  $ 121  $ 117  $ 121  $ 121
Nasdaq Stock Market    100     60     48     33     49     54
Nasdaq Bank Stock      100    114    124    127    163    186

                              [PERFORMANCE GRAPH]

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors of the Corporation has an Audit Committee. Its membership is comprised of Directors Hillesheim (who serves as Chairman), Baker, Darrow, Ellenberger, Ormsbee and VanAntwerp. All members qualify as "independent directors" under the NYSE listing standards. Under the Sarbanes-Oxley Act of 2002 and implementing Securities and Exchange Commission rules, the Corporation is required to disclose whether the Audit Committee has at least one member who qualifies as an "audit committee financial expert" as that term is defined in the rules. Based on the exacting criteria set forth in the Securities and Exchange Commission rules, the Board of Directors has determined that no independent member of the Board of Directors qualifies as an "audit committee financial expert". The present members of the Audit Committee have 72 years of combined service on the Audit Committee. All of the members are financially literate and at least one of the members has expertise in accounting and other aspects of financial management. Considering this experience and expertise and other relevant issues, the Board of Directors believes that the Audit Committee can effectively fulfill its duties and obligations and has determined that appointing an additional director or retaining an individual who would meet the qualifications of an "audit committee financial expert" is neither necessary nor reasonable at this time.

      The Audit Committee meets at least quarterly each year and more frequently as circumstances may require. The Audit Committee met 5 times during 2004. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

      The Board of Directors of the Corporation does not have a standing nominating committee. The Board of Directors believes that, given its relatively small size and with six of its nine current members qualifying as "independent directors" under the NYSE listing standards, it is appropriate for the entire Board of Directors to serve in the capacity of a nominating committee. The Board of Directors does not have a charter or other formal written policy with regard to its function as a nominating committee.

      Traditionally all directors of the Corporation also serve as the Board of Directors of the Bank; therefore, director nominees must meet the qualifications for national bank directors set forth in 12 USC Sec. 72. Based on those qualifications and Comptroller of the Currency and corporate governance guidelines, the Board of Directors has developed criteria to be used in considering individual director candidates. Consideration of factors relative to the size and composition of the Board of Directors will vary according to the expertise and demographics of the existing Board. In making nominations for election to the Board of Directors, the Board of Directors will consider director candidates recommended by shareholders. Any director candidate recommended by shareholders will be reviewed and evaluated in the same manner as all other director candidates.

      Under the Bylaws of the Corporation, nominations of persons for election to the Board of Directors may be made by any shareholder entitled to vote at a meeting at which one or more directors will be elected by submitting written notice of any nomination to the Secretary of the

Corporation. The notice must be received at the principal business office of the Corporation not less than 90 days nor more than 120 days prior to the scheduled date of the annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date. In the case of a special meeting of the shareholders or in the event that the date of the applicable annual meeting is changed by more than 30 days from its scheduled date, a shareholder's notice must be received no later than the close of business on the 10th day following the earlier of the day on which notice of the meeting date was mailed or the day public disclosure of the meeting was made. The notice must set forth or include (1) the name and address, as they appear on the records of the Corporation, of the shareholder giving the notice; (2) a representation that the shareholder giving the notice is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) the class and number of shares of the capital stock of the Corporation beneficially owned and of record by the shareholder giving the notice; (4) any material interest or relationship that the shareholder giving the notice may have with each proposed nominee; (5) the name, address, age, principal occupation or employment, and such other information for each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (6) a signed consent of each proposed nominee to serve as a director of the Corporation if so elected.

      As noted above, all directors of the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of five meetings during 2004, including the organizational meeting. The Board of Directors of the Bank held a total of 25 meetings during 2004, including the organizational meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Audit Committee, except for Mr. VanAntwerp who attended 60%. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.

      The directors of the Corporation are expected to attend the Annual Meeting of Shareholders with the organizational meeting of the newly elected Board of Directors being held immediately after the shareholders' meeting as provided in the Bylaws. All directors attended the 2004 Annual Meeting of Shareholders, except for Director Churchill who for health reasons was unable to attend.

                          REPORT OF THE AUDIT COMMITTEE

      The primary function of the Audit Committee ("Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to shareholders and others, the systems of internal controls, and all internal and external audit processes. Management is responsible for preparing the Corporation's financial statements and the independent external auditors are responsible for auditing those financial statements.

      The Committee reviewed and discussed the audited financial statements of the Corporation for the year ended December 31, 2004 with management and the independent external auditors.

      The Committee discussed with the independent external auditors the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Corporation's financial statements. The Committee also received the written disclosures and the letter from the independent external auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from management and from the Corporation and its related entities), discussed with the auditors any relationships that may impact their independence and satisfied itself as to the auditors' independence.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the Corporation's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Vincent J. Hillesheim, Chairman             Thomas J. Ellenberger
Steven J. Baker                             John L. Ormsbee
Kathleen M. Darrow                          Francis J. Van Antwerp, Jr.

                                 CODE OF ETHICS

      The Corporation has adopted a Senior Financial Officers Code of Ethics that applies to the Corporation's chief executive officer, treasurer, controller or other senior officers performing similar functions. A copy of the Senior Financial Officers Code of Ethics will be furnished without charge upon written request to: Secretary, CNB Corporation, P.O. Box 10, Cheboygan, Michigan 49721.

                            COMPENSATION OF DIRECTORS

      All directors initially elected prior to January 1, 1994 participate in the Citizens National Bank of Cheboygan 1985 Directors' Deferred Compensation Plan in lieu of current payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors initially elected after January 1, 1994. The plan provides for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The Bank is the owner and beneficiary of life insurance policies which are structured to fund the Bank's obligations under the terms of the plan.

      Directors initially elected after January 1, 1994, may participate in the Citizens National Bank of Cheboygan 1997 Deferred Compensation Plan. The plan was adopted by the Bank effective September 1, 1997. The plan permits deferral of all or any portion of current director fees. Amounts deferred are credited with interest at a rate equal to the Bank's "yield on earning assets" as calculated at year end of the prior year. Upon separation for any reason of the services of a participating director from the Bank, the director will be entitled to receive the balance of his or her account either in a lump sum or in approximately equal installments over a period of ten years.

      During 2004 directors participating in the 1985 Directors' Deferred Compensation Plan received a deferred annual retainer of $4,000 for service on the Board of Directors of the Corporation and the Bank. Directors not eligible to participate in the 1985 Directors' Deferred Compensation Plan received a quarterly retainer of $2,375 for service on the two Boards. Directors are not compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.

                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

      The following table sets forth the compensation received by the named executives for each of the calendar years shown.

                                  ANNUAL COMPENSATION                ALL
NAME AND PRINCIPAL         ----------------------------------       OTHER
    POSITION               YEAR        SALARY         BONUS      COMPENSATION
Robert E. Churchill        2004     $ 228,103(1)    $  38,000    $ 53,063(3)
Chairman                   2003     $ 170,000(1)    $ 117,256    $ 14,615(3)
                           2002     $ 165,000(1)    $ 103,016    $ 12,007(3)

James C. Conboy, Jr.       2004     $ 149,000(1)    $  59,476    $ 12,342(4)
President & Chief          2003     $ 135,000(1)    $  39,085    $ 11,669(4)
Executive Officer          2002     $ 129,000(1)    $  20,603    $ 10,754(4)

Susan A. Eno               2004     $  95,423(2)    $  15,000    $  5,088(5)
Executive Vice President   2003     $  88,500(2)    $  15,000    $  4,546(5)

(1)Includes compensation deferred under the 401(k) Savings Plan and 1997 Deferred Compensation Plan and $4,000 deferred annual director fee.

(2)Includes compensation deferred under the 401(k) Savings Plan and 1997 Deferred Compensation Plan.

(3)Includes employer's matching contributions under the 401(k) Savings Plan of $9,465 and $8,128 for 2003 and 2002, and the $41,790 value of stock options surrendered in payment of stock options exercised in 2004.

(4)Includes employer's matching contributions under the 401(k) Savings Plan of $6,450, $5,203 and $4,593 for 2004, 2003 and 2002, and the taxable value of furnished automobile of $4,613, $4,257 and $4,344 for 2004, 2003 and 2002.

(5)Includes employer's matching contributions under the 401(k) Savings Plan of $3,313 and $3,136 for 2004 and 2003.

                               PENSION PLAN TABLE

      The defined benefit retirement plan covers employees over 20 years of age with more than six months of eligible service. Normal retirement age is 65. Participants receive credit for 1.1% of average compensation multiplied by years of credited benefit service, plus .65% of average compensation in excess of covered compensation multiplied by years of credited benefit service (maximum of 35 years). The following table shows estimated annual benefits payable upon retirement based on the remuneration and years of service shown.

                                        YEARS OF SERVICE
                   -------------------------------------------------------
REMUNERATION         15           20           25         30          35
100,000            21,737       28,983       36,229     43,475      50,720
125,000            28,300       37,733       47,166     56,600      66,033
150,000            34,862       46,483       58,104     69,725      81,345
175,000            41,425       55,233       69,041     82,850      96,658
200,000            47,987       63,983       79,979     95,975     111,970
225,000            49,300       65,733       82,166     98,600     115,033

      The law in effect throughout 2004 limited remuneration considered for benefit purposes to $ 205,000. Covered remuneration for the named executives who participated in the plan is $ 205,000 for Mr. Churchill, $ 185,936 for Mr. Conboy and $ 111,577 for Mrs. Eno. As of May 1, 2004, the date of his retirement, Mr. Churchill was credited with 28.83 years of service. As of December 31, 2004, Mr. Conboy was credited with 6 years of service and Mrs. Eno was credited with 33.08 years of service. The annual benefit is based upon a 10-year period certain and life annuity and is not subject to any deduction for Social Security or other offset amounts.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

                                                                     (c)
                                                                   Number of
                                                                  securities
                             (a)                                  remaining
Plan Category          securities to be         (b)             available for
                         issued upon      Weighted-average     future issuance
                         exercise of      exercise price of     under equity
                         outstanding        outstanding       compensation plans
                       options, warrants  options, warrants  (excluding securities
                          and rights        And rights       reflected in column (a))
Equity compensation          27,839            $ 46.92                9,952
plans approved by
security holders

Equity compensation           None
plans not approved by
security holders

Total                        27,839            $ 46.92                9,952

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                 % OF
                                 TOTAL                             POTENTIAL
                                OPTIONS/                      REALIZED VALUE AT
                  NUMBER OF       SARs                          ASSUMED ANNUAL
                  SECURITIES   GRANTED TO                    RATES OF STOCK PRICE
                  UNDERLYING   EMPLOYEES   EXERCISE              APPRECIATION
                 OPTIONS/SARS  IN FISCAL    OR BASE  EXPIR.    FOR OPTION TERM
NAME               GRANTED        YEAR       PRICE   DATE        5%    10%
---------------------------------------------------------------------------------

NONE

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth the number and value of options exercised by the named executives under the CNB Corporation 1996 Stock Option Plan during the fiscal year ended December 31, 2004 and the number and value of unexercised options as of such date.

                                                         NUMBER OF SECURITIES                     VALUE OF
                            SHARES                      UNDERLYING UNEXERCISED            UNEXERCISED IN-THE-MONEY
                           ACQUIRED                     OPTIONS AT FISCAL YEAR             OPTIONS AT FISCAL YEAR
                              ON           VALUE                END(1)                             END(2)
NAME                       EXERCISE       REALIZED    EXERCISABLE   UNEXERCISABLE       EXERCISABLE     UNEXERCISABLE
Robert E. Churchill
Chairman                      1,243       $ 62,150              0               0                 0                 0

James C. Conboy, Jr.
President and Chief
  Executive Officer               0              0          5,932               0          $  3,761                 0

Susan A. Eno
Executive Vice
  President                       0              0          4,928               0          $ 61,954                 0

(1)The number of shares shown have been adjusted to reflect two 5% stock dividends.

(2)The value shown is calculated by determining the difference between the fair market value of the common stock and the exercise price of the options (adjusted for stock dividends) at fiscal year end. For purposes of this value, fair market value is deemed to be $50.00 per share, the price at which the stock last traded on or before December 31, 2004.

                        REPORT ON EXECUTIVE COMPENSATION

      The Corporation's compensation program for executive officers is administered by the entire Board of Directors, including Robert E. Churchill, Chairman; James C. Conboy, Jr., President & Chief Executive Officer; and John P. Ward, Secretary. At present, all officers of the Corporation, with the exception of Mr. Ward, the Corporation's Secretary, are also officers of the Bank, and although they receive compensation from the Bank in their capacity as officers of the Bank, they receive no separate cash compensation from the Corporation. Mr. Ward receives no compensation as Secretary of the Corporation.

      The Board of Directors has developed and implemented compensation plans which seek to align the financial interests of the Corporation's senior officers with those of its shareholders. The Corporation's executive compensation program is comprised of three primary components: base salary, annual cash incentive bonus opportunities and longer-term incentive opportunities in the form of stock option awards. Executive officers also participate in the Bank's 401(k) Savings Plan and Defined Benefit Pension Plan and are eligible to participate in the Bank's 1997 Deferred Compensation Plan.

      To attract and retain officers with exceptional abilities and talent, annual base salaries are set to provide competitive levels of compensation recognizing individual performance and achievements. Annual cash incentive bonuses are used to reward senior officers and other key employees for individual performance, accomplishments and achievement of annual business targets. A significant portion of career compensation for senior officers is linked to corporate performance through stock option awards.

      The Board of Directors determines the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer. Annual base salary, incentive bonus and stock option awards with respect to the Corporation's other senior officers are recommended by the Chief Executive Officer to, and ultimately determined by, the Board of Directors. All recommendations of the Chief Executive Officer were approved by the Board of Directors for the most recent calendar year.

      In evaluating the performance of and determining the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and other senior management, the Board of Directors takes into account management's contribution to the long-term success of the Corporation. The Board of Directors considers return to shareholders to be primary in measuring financial performance. The mission of the Corporation is to maximize long-term return to shareholders consistent with its commitments to maintain the safety and soundness of the Corporation and the Bank and provide the highest possible service at a fair price to the customers and communities that it serves. The Board of Directors has taken these subjective and qualitative factors into account, along with other quantitative measures of corporate performance, in establishing the annual base salary, incentive bonus and stock option awards for the Chief Executive Officer and the Corporation's other senior management, giving at least equal weight to the subjective and qualitative factors and no particular weight to any given factor. The determination of the size of stock option awards is based upon a subjective analysis of each recipient's position within the organization, his or her individual performance and his or her growth potential within the organization.

      The Board of Directors primarily considers five quantitative measures of corporate performance in establishing the compensation to be paid to the Chief Executive Officer and the Corporation's other senior management. These measures of corporate performance are: (i) after-tax earnings and earnings growth; (ii) capital position; (iii) quality of the Bank's loan portfolio; (iv) targeted as compared to actual operating performance; and (v) the Corporation's performance and financial condition as compared to that of its Federal Reserve Bank peer group. The Board of Directors also takes into consideration compensation levels at comparable financial institutions based on various general and targeted compensation surveys of peer group commercial banks with total assets between $100 and $500 million and located in the Midwest United States and the state of Michigan.

Submitted by the Board of Directors:

Steven J. Baker          Robert E. Churchill              James C. Conboy, Jr.
Kathleen M. Darrow       Thomas J. Ellenberger            Vincent J. Hillesheim
John L. Ormsbee          Francis J. VanAntwerp, Jr.       John P. Ward

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Directors and officers of the Corporation, as well as members of their immediate families and the companies, organizations and other entities with which they are associated, have had, and are expected to have in the future, transactions with the Bank. All such transactions are made in the ordinary course of business and on substantially the same terms, including interest rates and collateral requirements on loan transactions, as those prevailing at the same time for comparable transactions with other persons. All such loan transactions do not involve more than normal risk of collectibility or present other unfavorable features and, when required, are approved by the Board of Directors.

      Director Conboy serves of counsel to the law firm of Bodman LLP which provided legal services to the Corporation and the Bank during 2004. During 2004 he received no compensation from Bodman, LLP. It is anticipated that Bodman LLP will continue to furnish legal services in the future.

      Director Ward served as a consultant to, and worked on various projects for, the Bank during 2004 and was compensated $7,200 for his services.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers, and any persons beneficially owning more than 10% of the Corporation's common stock to file initial reports of ownership of the common stock and changes in such ownership with the Securities and Exchange Commission. Since the bank essentially has knowledge of such ownership information in its capacity as sole transfer agent for the Corporation's common stock, it electronically files the required reports in compliance with Section 16(a), as amended under the Sarbanes-Oxley Act of 2002, and Securities and Exchange Commission rules and regulations

                              INDEPENDENT AUDITORS

      Crowe Chizek and Company LLC has served as the independent external auditors for the Bank since 1980 and for the Corporation since its formation in 1985 and the Audit Committee has selected Crowe Chizek and Company LLC to serve as the Corporation's independent external auditors for 2005. A representative of Crowe Chizek and Company LLC is not expected to be at the Annual Meeting of Shareholders.

      The following table sets forth the fees billed to the Corporation by Crowe Chizek and Company LLC, for the years ended December 31, 2004 and 2003:

                                             2004              2003
Audit Fees                               $ 50,024.00       $ 50,954.00
Audit-Related Fees                            750.00          1,000.00
Tax Fees                                    7,150.00          7,000.00
All Other Fees                                  0.00              0.00

      Audited-Related Fees in 2004 were for consultation related to Section 404 of the Sarbanes-Oxley Act and the fees in 2003 were for matters related to the accounting of expense under the 1995 Directors Deferred Compensation Plan.

      All of the services provided by the independent external auditors and their fees for services were approved in accordance with the Audit Committee's Audit and Non-Audit Services Pre-Approval Policy.

                   SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Bopard of Directors does not have a formal process for shareholders to send communications to the Board of Directors. All members of the Board of Directors and a large majority of the shareholders reside in the rural geographic area served by the Corporation and the Bank and open and direct communication between the directors and those shareholders is encouraged. As for written communications from shareholders or other interested parties to the Board of Directors or any specific individual director, the practice has been and will continue to be that all such communications are promptly forwarded to the appropriate party or shared with the full Board of Directors no later than the next regularly scheduled meeting of the Board. Any shareholder wishing to send a written communication to the Board of Directors or a specific individual director should address the communication to the Board of Directors or the individual director, CNB Corporation, 303 N. Main Street, Cheboygan, Michigan 49721.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

      If you share an address with one or more other shareholders, a single copy of the Annual Report and/or Proxy Statement is being provided to you and the other shareholders. If you wish to receive a separate copy of the Annual Report and/or Proxy Statement, please make that request in person, in writing, or by telephone to: Secretary, CNB Corporation, P. O. Box 10, Cheboygan, MI 49721.
Telephone: 231-627-7111 or 1-888-627-7800.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal to be considered by the Corporation for inclusion in the 2006 Annual Meeting of Shareholders proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 9, 2005.

                                 OTHER BUSINESS

      The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.

      The Annual Report of the Corporation for 2004 is included with this Proxy Statement.

      Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.

                                      By order of the Board of Directors,

                                      John P. Ward
                                      Secretary

Dated: April 15, 2005

                                   APPENDIX A

                                 CNB CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of all members of the Board of Directors who qualify as "independent directors" under the NYSE Standards of Independence. At least one member must have expertise in accounting or other aspects of financial management and all members are expected to be financially literate or to gain such literacy after appointment. The Audit Committee shall meet at least quarterly each year and more frequently as circumstances may require.

PURPOSE

The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to shareholders, potential shareholders, the investment community, and others relating to the accounting and financial reporting processes and practices of the Corporation and the quality and integrity of the financial reports of the Corporation. In so doing, the Audit Committee shall maintain free and open means of communication between the Board of Directors, the independent external auditors, the internal auditors and the management of the Corporation.

RESPONSIBILITIES AND AUTHORITY

The Audit Committee is responsible for determining the specific policies and procedures it needs to carry out its responsibilities and believes such policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the accounting and financial reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The Audit Committee shall have the following responsibilities and authority:

- Appoint, evaluate and, where appropriate, replace, and approve the compensation of the independent external auditors engaged to audit the financial statements of the Corporation or perform other audit, review or attest services. The independent external auditors shall report directly to the Audit Committee and the Committee shall oversee the work of the independent external auditors, including resolution of any disagreements between management and the independent external auditors.

- Pre-approve all audit and permitted non-audit services of the independent external auditors and approve all engagement fees and terms in accordance with the Audit and Non-Audit Services Pre-Approval Policy.

- Review at least annually all relationships between the independent external auditors and the Corporation to assess the auditors' independence and their compliance with auditing rules and standards, including the rotation of lead audit and concurring review partners.

- Review and discuss with the independent external auditors and management the scope of the proposed audit for the current year and the audit procedures to be utilized. Receive and review the results of the audit, including any comments or recommendations of the independent external auditors and management's response to them.

- Review with the independent external auditors and the internal auditors the adequacy and effectiveness of the accounting and financial controls of the Corporation and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis will be given to the adequacy of such internal controls to expose inaccurate, incomplete or unauthorized transactions, deficiencies in the safeguarding of assets, unreliable financial and regulatory reporting, and deviations from laws, regulations, corporate policies or the code of conduct.

- Annually evaluate the adequacy and effectiveness of the internal audit function including its structure and appoint, replace, and approve the compensation of any outside audit firm performing any of the internal audit functions. Review and approve the proposed risk assessment and the internal audit plan for the coming year and the coordination of such plan with the independent external auditors.

- Review and approve the appointment, replacement, reassignment or dismissal of the manager of internal audit. Annually evaluate the competence and performance of the manager of internal audit, limiting senior management's input into the evaluation to administrative details.

- Receive and review at each regular meeting a summary of findings and recommendations from completed internal audits, together with management's response where appropriate, and a progress report on the internal audit plan, with explanations for any deviations from the approved plan.

- Provide sufficient opportunity for the Audit Committee to meet separately with the internal auditors and the independent external auditors, without members of management present, to discuss the results of their examinations or any other matters either of the parties believe should be discussed privately.

- Review and discuss with management and the independent external auditors the audited financial statements prior to their being included in the annual report to shareholders or reports to be filed with the Securities and Exchange Commission or other regulators, and discuss with the independent external auditors any matters required to be communicated to the Audit Committee by the independent external auditors under generally accepted auditing standards.

- Review and discuss with management and the independent external auditors the interim financial statements prior to their being included in reports to be filed with the Securities and Exchange Commission or other regulators and discuss with the independent external auditors any matters required to be communicated to the Audit Committee by the independent external auditors under generally accepted auditing standards.

- Review with the independent external auditors, internal auditors and management changes and developments in accounting, financial reporting, or auditing standards and principles, or any other legal or regulatory matters that may have a significant effect on the Corporation's financial statements or the audit process.

- Issue the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement and cause a copy of this Audit Committee Charter, as it may be amended from time to time, to be published in the annual proxy statement in compliance with applicable rules and regulations.

- Establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters, including procedures necessary to receive and respond to confidential and anonymous submissions by employees regarding questionable accounting or auditing matters. Investigate any matter brought to its attention within the scope of its responsibilities, with full access to all books, records, facilities and personnel of the Corporation, and with the power to retain outside counsel or other experts for this purpose.

- Keep written minutes of all Audit Committee meetings and report to the Board of Directors on matters discussed and all actions taken at each meeting.

- Review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

                                 CNB CORPORATION

                              303 North Main Street
                            Cheboygan, Michigan 49721



                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2005

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas J. Ellenberger, Vincent J. Hillesheim, and John L. Ormsbee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 18, 2005, at the Annual Meeting of Shareholders to be held May 17, 2005, and at any adjournment thereof.

1. In the election of nine directors to be elected for terms expiring in 2006:



--------------------------------------------------------------------------------

[ ] FOR all nominees listed below           [ ] WITHHOLD AUTHORITY to vote for
(except as marked to the contrary below)    all nominees listed below

--------------------------------------------------------------------------------

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


Steven J. Baker, D.V.M.   Kathleen M. Darrow          John L. Ormsbee

Robert E. Churchill       Thomas J. Ellenberger       Francis J. VanAntwerp, Jr.

James C. Conboy, Jr.      Vincent J. Hillesheim       John P. Ward






                          COMPLETE AND SIGN ON REVERSE

         The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 15, 2005. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1. BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND REVOKES ANY PRIOR PROXIES.

         The undersigned shareholder acknowledges receipt of the 2004 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, both dated April 15, 2005.

         The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.

         Each shareholder must sign exactly as his/her name appears below. For shares held jointly, each joint owner must sign. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.

         The (# OF SHARES) shares represented by this Proxy are registered on our books as follows:

                  ACCT #
                  NAME
                  DESIGNATION
                  STREET ADDRESS
                  CITY, STATE  ZIP



Date: ________________________, 2005      -------------------------------------
                                          Signature

Brokers-Number of Shares ___________      -------------------------------------
                                          Signature

                                          -------------------------------------
                                          Signature


IF YOU SHARE AN ADDRESS WITH ONE OR MORE OTHER SHAREHOLDERS, A SINGLE COPY OF THE ANNUAL REPORT AND/OR PROXY STATEMENT IS BEING PROVIDED TO YOU AND THE OTHER SHAREHOLDERS. IF YOU WISH TO RECEIVE A SEPARATE COPY OF THE ANNUAL REPORT AND/OR PROXY STATEMENT, PLEASE MAKE THAT REQUEST IN PERSON, IN WRITING, OR BY TELEPHONE
TO: SECRETARY, CNB CORPORATION, P. O. BOX 10, CHEBOYGAN, MI 49721. TELEPHONE:
231-627-7111 OR 1-888-627-7800.


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.